Exhibit 10.1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

SECOND AMENDMENT

TO THE LICENSE, MARKETING AND DEVELOPMENT AGREEMENT

This Second Amendment (“Second Amendment”) to the License, Marketing and Development Agreement dated November 14, 2013 (the “Original Agreement”) is effective as of April 30, 2015 (the “Second Amendment Effective Date”), by and between Anthrogenesis Corporation, a Delaware corporation doing business as Celgene Cellular Therapeutics (“CCT”), and Alliqua BioMedical, Inc., a Delaware corporation (“Alliqua”). Alliqua and CCT may each be referred to as a “Party” or collectively be referred to as the “Parties”.

WHEREAS Alliqua and CCT entered into the Original Agreement and entered into a certain First Amendment to the Original Agreement (the Original Agreement, as amended thereby, the “Agreement”).

WHEREAS both Parties now wish to amend the terms of the Agreement as further described in this Second Amendment;

NOW and THEREFORE the Parties hereby agrees as follows:

All capitalized terms used in this Second Amendment shall have the meaning ascribed to them in the Agreement, except as otherwise expressly stated herein. As of the Second Amendment Effective Date, the Agreement is amended as follows:

1.	Article 1 (Definitions) is amended by adding the following new definitions in alphabetical order:

“CTMs” means allogeneic connective tissue matrix derived from the chorionic plate of the human placenta as produced according to the CCT Technology.

“Tissue Matrix” means each of ECMs and CTMs, and “Tissue Matrixes” means ECMs and CTMs.

2.	The defined term “Competing Product” in Article 1 (Definitions) of the Agreement shall be deleted and replaced in its entirety with the following definition:

“Competing Product” means, with respect to Biovance and ECMs, any advanced biologic wound care biological skin substitute product [****] in the Field, other than a Licensed Product. With respect to CTMs, “Competing Product” means any advanced biologic wound care biological integumental tissue replacement or supplementation product [****] in the Field, other than a Licensed Product.

3.	The defined term “Field” in Article 1 (Definitions) of the Agreement shall be deleted and replaced in its entirety with the following definition:

“Field” means acute and chronic non-healing wounds: pressure ulcers, venous ulcers, diabetic ulcers, chronic vascular ulcers, tunnel/undermined wounds, surgical wounds (donor sites/grafts, dehiscence), trauma wounds (abrasions, lacerations, second degree burns, and skin tears), and draining wounds. With respect to Biovance and CTMs, “Field” also means podiatric and orthopedic applications for homologous uses that include the repair of damaged or inadequate tissue to provide functional support of tendon, nerve, muscle and bone.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

4.	The defined term “Launch Year” in Article 1 (Definitions) of the Agreement shall be deleted and replaced in its entirety with the following definition:

“Launch Year” means, for Biovance, (i) with respect to the first Launch Year, the 12-month period beginning on the first day of the calendar month immediately preceding the first anniversary of the First Commercial Sale of Biovance and (ii) with respect to any subsequent Launch Year, the 12-month period beginning on the first day of the relevant anniversary of the first Launch Year. With respect to the Tissue Matrixes, “Launch Year” means (i) with respect to the first Launch Year, the 12-month period beginning on the first day of the calendar month immediately preceding the first anniversary of the First Commercial Sale of a Tissue Matrix, and (ii) with respect to any subsequent Launch Year, the 12-month period beginning on the first day of the relevant anniversary of the first Launch Year. Solely by way of example, if the First Commercial Sale occurs on April 15, 2014, the first Launch Year shall commence on April 1, 2014 and each subsequent Launch Year shall commence on April 1 of each subsequent year.

5.	The defined term “Licensed Product” in Article 1 (Definitions) of the Agreement shall be deleted and replaced in its entirety with the following definition:

“Licensed Product” means each of Biovance, ECMs, CTMs and any and all Improvements thereof; and “Licensed Products” means, collectively, Biovance, ECMs and CTMs, and any and all Improvements of each of them.

6.	The defined term “Market Condition Change” in Article 1 (Definitions) of the Agreement shall be deleted and replaced in its entirety with the following definition:

“Market Condition Change” means, (i) for Biovance, at any time during the [****] of this Agreement, and (ii) for a Tissue Matrix, at any time during the [****] after the First Commercial Sale thereof, factors outside the reasonable control of Alliqua, including supply shortages or outages, changes in any Governmental Authority or Regulatory Authority regulation or reimbursement rate, and/or any Regulatory Authority action, which would adversely affect the Commercialization of such Licensed Product in any material respect.

7.	The defined term “Regulatory Clearances and/or Approvals” in Article 1 (Definitions) of the Agreement shall be deleted and replaced in its entirety with the following definition:

“Regulatory Clearances and/or Approvals” means all approvals necessary for the commercial sale of a Licensed Product for any indication in a given country or regulatory jurisdiction in the Territory, which shall include satisfaction of all applicable regulatory and notification requirements, and shall be deemed to include any stockpiling by any Governmental Authority for civilian or military use, but which shall exclude any pricing and reimbursement approvals. With respect to any CTMs, Regulatory Clearances and/or Approvals shall be deemed to have been obtained if (i) such Licensed Product conforms in all material respects to the product description set forth in the FDA letter of October 15, 2004 to Dr. Jeffrey Miller concerning CCT’s request for designation submitted to the FDA on August 19, 2004, or (ii) in the reasonable determination of CCT, otherwise meets the criteria contained in 21 CFR 1271.10(a) for regulation under 21 CFR 1271 and Section 361 of the Public Health Services Act.

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

8.	The defined term “Supply Agreement” in Article 1 (Definitions) of the Agreement shall be deleted and replaced in its entirety with the following definition:

“Supply Agreement” means, as context requires: (i) that certain Supply Agreement entered into by the Parties dated November 14, 2013 (as amended by the Parties from time to time); or (ii) that certain Supply Agreement entered into by the Parties dated April 10, 2014 (as amended by the Parties from time to time); or (iii) any other agreement entered into between the Parties for the supply by CCT of a Licensed Product to Alliqua.

9.	Section 2.1(a) of Article 2 (Licenses) of the Agreement is amended by inserting the following as the last sentence of such section:

“The license grant set forth in this Section 2.1(a) is also subject to CCT’s right to Develop CTMs pursuant to Section 4.1 below.”

10.	Article 2 (License) of the Agreement is amended by adding the following new Section 2.7 after Section 2.6 thereof.

2.7 Manufacture and Supply of CTMs. Prior to anticipated First Commercial Sale of CTMs, the Parties shall enter into a supply agreement with respect to CTMs on substantially the same terms as the Supply Agreement for ECMs, except that the purchase price for CTMs shall be negotiated by the Parties in good faith and shall be set forth in such supply agreement. Upon the Parties’ full execution of such supply agreement, it shall be deemed a “Supply Agreement” hereunder.

11.	Section 4.1 of Article 4 (Development) of the Agreement is amended by inserting the following immediately after the second sentence of such section:

“In further addition, Alliqua shall submit a Joint Development Plan for CTMs (similar in nature to the Joint Development Plans submitted for Biovance and ECMs) to the JSC no later than ninety (90) days prior to anticipated First Commercial Sale of CTMs, such Joint Development Plan to be discussed in good faith between the Parties prior to JSC submission, it being understood and agreed that CCT shall have the right to continue to Develop CTMs. For clarity, Alliqua’s obligation to use Commercially Reasonable Best Efforts to undertake the Development activities for CTMs (and conduct the related clinical studies and perform all such related activities) set forth in, and in accordance with the applicable Joint Development Plan, is subject to CCT’s right to continue to Develop CTMs.”

12.	Section 6.2 of Article 6 (Commercialization) of the Agreement is amended by inserting the following immediately after the third sentence of such section:

“In further addition, Alliqua shall submit an initial Commercialization Plan for CTMs to the JSC no later than ninety (90) days prior to the First Commercial Sale of CTMs in each relevant jurisdiction within the Territory.”

13.	Schedule 7.2 (Milestone Payments) of the Agreement shall be deleted and replaced in its entirety with Schedule 7.2 attached to this Second Amendment.

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

14.	Article 14 (Miscellaneous) of the Agreement is amended to add the following Section 14.13:

“14.13 Tissue Matrixes. The Parties agree that for purposes of Article 7 (Compensation) and Section 12.2(b) of Section 12 (Term and Termination) the Tissue Matrixes shall be treated on an aggregate basis as if a single Licensed Product, but for the avoidance of doubt, shall not be treated on an aggregate basis for purposes of Sections 12.2(c), 12.5 or 12.6 of Article 12 (Term and Termination). The Parties further agree that (i) there shall be only a single aggregated Annual License Fee for any and all Tissue Matrixes, (ii) the Milestone Events listed in (8) – (11) of Schedule 7.2 hereto shall be calculated based on the aggregate Net Sales of any and all Tissue Matrixes, (ii) there shall only be a single Milestone Payment for all Tissue Matrixes for each Milestone Event listed in (5) –(7) of Schedule 7.2 hereto, and (iv) any royalty payment required under Section 7.3 with respect to any and all Tissue Matrixes shall be determined on an aggregate basis.”

15.	Section 3.1(c)(ii)(1) (Governance), Schedules 7.1(a) (Annual License Fees), 7.1(b) (Annual License Fees and Base Purchase Price Examples), and 7.3(a) (Royalties) of the Agreement are amended by replacing any references therein to “ECMs” or “ECM” with “Tissue Matrixes.”

Performance under all other terms of the Agreement: Except as expressly amended hereby, the Agreement shall remain in full force and effect as presently written, and the rights, duties, liabilities and obligations of the Parties thereto, as presently constituted, will continue in full effect. This Second Amendment is incorporated and made a part of the Agreement between the Parties. This Second Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter contained therein, and together, supersede and replace any prior and/or contemporaneous discussions, understandings, representations or agreements, whether written or oral, with respect to the subject matter thereof.

Counterparts: This Second Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same legal instrument. Facsimile or PDF execution and delivery of this Second Amendment by any Party shall constitute a legal, valid and binding execution and delivery of this Second Amendment by such Party. The Parties to this document agree that a copy of the original signature (including an electronic copy) may be used for any and all purposes for which the original signature may have been used. The Parties agree they will have no rights to challenge the use or authenticity of this document based solely on the absence of an original signature.

[SIGNATURE PAGE ON NEXT PAGE]

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

IN WITNESS WHEREOF, each of the Parties has caused this Second Amendment to be executed, as of the Second Amendment Effective Date, by its duly authorized officer or representative.

ANTHROGENESIS CORPORATION		ALLIQUA BIOMEDICAL, INC.

By:	/s/ Perry Karsen	By:	/s/ Lori Toner

Name: Perry Karsen		Name: Lori Toner

Title: Chief Executive Officer		Title: Chief Marketing Officer

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Schedule 7.2

Milestone Payments

	Milestone Event for Biovance	Milestone Payment
1	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
2	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
3	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
4	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]

	Milestone Event for any and all Tissue Matrixes	Milestone Payment
5	The earlier to occur of: (1) 510(k) or other Regulatory Clearance and/or Approval of ECM [****]; or (2) First Commercial Sale of CTMs [****]	[****]
6	The earlier to occur of: (1) 510(k) or other Regulatory Clearance and/or Approval of ECM [****]; or (2) First Commercial Sale of CTMs [****]	[****]
7	The earlier to occur of: (1) 510(k) or other Regulatory Clearance and/or Approval of ECM [****]; or (2) First Commercial Sale of CTMs [****]	[****]
8	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
9	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
10	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]
11	At such time as aggregate annual Net Sales for any rolling twelve month period equal or exceed [****]	[****]

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